Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into U.S. Home & Garden Inc.'s previously filed Registration Statements No. 33-89800, No.33-94924 and 33-82758 on Form S-3 and No. 33-55020 on Form S-8.


                                          /s/ Arthur Andersen LLP
                                              -------------------------
                                              ARTHUR ANDERSEN LLP


Cincinnati, Ohio
October 21, 1996